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                                                 EXHIBIT 10.16(C)
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                                                                                   ORIGINAL                               Page1/1
                                                                                   PURCHASE ORDER NO. 4500043787
                                                                                   PURCHASE ORDER DATE:  04/17/2003
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                                                                           Please Deliver To:
                                                                           CORR SCI Camp Hill
                                                                           2500 Lisburn Road
                                                                           Camp Hill PA  17001-8837
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Your vendor number with us: 176710
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Vendor Name/Address:
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TELESCIENCE INTERNATIONAL INC                                              Please Bill To:
8150 LEESBURG PIKE STE 1200                                                Commonwealth of Pennsylvania
VIENNA, VA 22182-2714                                                      CORR SCI Camp Hill
                                                                           PP&R Comptroller Office
                                                                           P.O. Box 8005
Vendor Fax Number:  703-641-8949                                           Harrisburg, Pennsylvania 17105
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Purchaser:
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Name: Delores Stephens                                                     Payment Terms:  NET 30
Phone: 717-737-4531
Fax: 717-975-2245
E-mail: destephens@state.pa.us
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This Purchase Order  constitutes the  Contractors  authority to deliver the item(s) listed below at the price(s) set forth below in accordance with: 1) the RFQ if any, related to this Purchase Order; 2) the Contract, if any, related to this Purchase Order; 3) the documents attached to this Purchase Order or incorporated by reference,  if any; and 4) the contract terms and conditions stored on the website  address at  www.dgs.state.pa.us  for this type of Purchase Order,  all of which,  as appropriate  are  Incorporated by reference herein.  RFQ, as used herein,  means Request for Quotations,  Invitation for Bids,  Invitation to Quality, or Request for
Proposals, as appropriate.

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      Item         Material/Service        Qty                UOM         Delivery Date        Price            Per        TOTAL
                     Description
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      00010         Service Item            1                  AU           07/01/2003       47,304.00          AU       47,304.00
           LPN Weekday
THE ITEM COVERS THE FOLLOWING SERVICES:
Activity: 3100628 NURSE, SUPPLEMENTAL
                                        1,752,000              H                               27.00              47,304.00
....................................................................................................................................

      00020         Service Item            1                  AU           07/01/2003       34,944.00          AU       34,944.00
           LPN Weekday
THE ITEM COVERS THE FOLLOWING SERVICES:
Activity: 3100628 NURSE, SUPPLEMENTAL
                                        1,248,000              H                               28.00              34,944.00

 ............................................. GENERAL REQUIREMENTS FOR ALL ITEMS .................................................

READER TEXT
         To Provide temporary nursing services

         Payment will be made upon submission of time slips approved by the institution.

         Receipt of the PO id to be considered the Notice to Proceed *** NO FURTHER INFORMATION FOR THIS PO***

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Quotation #:                                                                                             Currency: USD
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Quotation Date:                                                                                                    82,248.00
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                                                                                                             ***TOTAL NET VALUE***
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